SECURED SUBORDINATED PROMISSORY NOTE (“Note”) $4,570,000.00 Minneapolis, Minnesota April 1, 2024 FOR VALUE RECEIVED, Contrail Aviation Support, LLC, a North Carolina limited liability company (“Maker”), hereby agrees and promises to pay to the order of OCAS, Inc., a Wisconsin corporation (the “Holder”), the principal sum of Four Million Five Hundred Seventy Thousand and 00/100 Dollars ($4,570,000.00), in lawful money of the United States and immediately available funds, together with interest on the unpaid principal balance thereof accruing at an annual rate equal to the ten (10) year Treasury bond yield on the date of this Note plus 375 basis points per annum (the “Note Rate”), compounded monthly, calculated on the basis of a 365-day year for the actual number of days elapsed. The Note Rate shall adjust annually, on each anniversary of the date of this Note. 1. Purchase Agreement. The parties hereto acknowledge that this Note is being made pursuant to that certain Membership Interest Redemption and Earnout Agreement (the “Redemption Agreement”) between Maker and Holder, of even date herewith. Any capitalized terms used but not otherwise defined herein shall have the meaning given in the Redemption Agreement. 2. Payment; Accrual of Interest. (a) Beginning on May 1, 2024, and continuing on the 1st day of each month thereafter (i) for a period of twelve (12) months (the “Interest Only Period”), Maker shall make interest only payments to Holder; and (ii) following the Interest Only Period, the outstanding balance of this Note shall be amortized and paid over the following three (3) years (the “P&I Period”). (b) Notwithstanding the foregoing, in the event that the Maker’s rolling twelve (12)-month forecast (which shall be transmitted to Holder monthly, and reviewed jointly by Maker and Holder) indicates that any payment during the P&I Period would cause a Loan Default or such Loan Default otherwise exists of any Senior Debt (as those terms are defined below), the payment structure shall revert back to an interest-only basis. If any interest-only payment causes or would also cause a Loan Default or such Loan Default otherwise exists of any Senior Debt, Maker shall not be obligated to make any payment during such period, but interest shall continue to accrue on the balance of this Note for a period of up to twelve (12) months. If Maker is unable to make a payment for twelve (12) consecutive months or eighteen (18) combined months, whichever is less, due to a Loan Default or reasonably anticipated prospective Loan Default, interest shall cease to accrue. Accrual of interest shall recommence once Maker is no longer at risk of a Loan Default or has been authorized by the holder of any Senior Debt that it can resume payments under this Note. In the event scheduled principal payments are not made due to the above, the loan maturity date shall be extended until the balance of all principal and accrued interest is paid in full. 3. Application of Payment. Any payments received by Holder in accordance with this Note shall be applied first, to any fees incurred for costs of collection under this Note, second to accrued and unpaid interest on this Note, and last, to principal until all principal has been paid in full. 4. Prepayment. Maker may prepay this Note in whole or in part at any time without premium or penalty. 5. Event of Default. As used herein, the term “Event of Default” shall mean any of the following events:

2 (a) Maker fails to pay any amount required to be paid by Maker hereunder within ten (10) business days of when such amount becomes due, subject to the terms set forth in Section 2, and such failure continues for more than five (5) business days after written notice thereof is provided to Maker, or (b) Maker (i) makes an assignment for the benefit of creditors, (ii) institutes a voluntary case seeking relief under any law relating to bankruptcy, insolvency, reorganization, or other relief for debtors, or (iii) has an involuntary case commenced seeking the liquidation or reorganization Maker under any law relating to bankruptcy or insolvency, and such case is not dismissed or vacated within sixty (60) days of its filing. 6. Acceleration. The unpaid balance of this Note shall mature and become immediately due and payable upon the following events: (a) Event of Default, or (b) The occurrence of a Sale Event (as hereinafter defined) with respect to Maker. As used herein, a “Sale Event” shall mean occurrence of any of the following in a single transaction or a series of related transactions: (i) the sale of all or substantially all of the assets of Maker to a third-party, or (ii) the sale of a majority of Maker’s issued and outstanding membership interests or other equity to a third-party (whether by merger, consolidation, sale, or transfer of membership interests). Upon maturity by acceleration or otherwise, all unpaid amounts shall bear interest at the rate that is the lesser of (a) of one percent (1%) per month, compounded monthly; or (b) the highest rate allowed by law, compounded monthly. 7. Subordination. Holder, by acceptance hereof, covenants and agrees, that any payment obligations of Maker under this Note are hereby expressly subordinated to the payment in full of all indebtedness of Maker outstanding on or prior to the date hereof or hereafter created, or incurred by Maker for money borrowed from banks, finance companies, trust companies, pension trusts, insurance companies, or other financial institutions (collectively, the “Senior Debt”). Upon any distribution of the assets of Maker upon dissolution, winding up, liquidation, or reorganization of Maker, Senior Debt shall also explicitly include any accrued and declared unpaid tax distributions owed to Air T, Inc. by Maker minus any debt owed by Air T, Inc. to Maker. Upon any distribution of the assets of Maker upon dissolution, winding up, liquidation, or reorganization of Maker, lenders of such Senior Debt are entitled to receive payment in full in cash before Holder is entitled to receive any payment. Notwithstanding the foregoing, Holder may accept payments of principal and interest under this Note so long as no default or event of default (as such terms may be defined in an agreement relating to such Senior Debt) (“Loan Default”) has occurred and is continuing under any obligations constituting Senior Debt. Upon receipt from Maker or any holder or agent of Senior Debt of notice of the occurrence of any such Loan Default, Holder agrees to adhere to the stipulations of any existing subordination agreement between the parties hereto and any holder of the Senior Debt. Holder further agrees to execute and deliver any additional customary forms of subordination agreement requested from time to time by a Senior Debt holder that are consistent with the terms hereof. 8. Security. This Note is secured by collateral which is referenced in a Security Agreement executed by Maker of even date herewith (the “Security Agreement”), and includes, but is not limited to, any property referenced in any related document necessary to perfect such security interest. 9. Usury. Notwithstanding anything to the contrary contained herein, if the rate of interest of this Note is determined by a court of competent jurisdiction to be usurious, then said interest rate, fees, and/or charges shall be reduced to the maximum amount permissible under applicable law. 10. Authority. By execution hereof, each of the parties hereto acknowledges and agrees that this Note constitutes the legal, valid, and binding obligation of such party, enforceable against such party in

3 accordance with its terms, and such party has all requisite right, power, authority, and capacity to execute and deliver this Note and perform its obligations hereunder. 11. Miscellaneous (a) Governing Law. This Note is made and executed under the laws of the State of North Carolina and is intended to be governed by the laws of said state. (b) Collection and Attorney Fees. Maker agrees to pay all costs of collection, including reasonable attorney fees, incurred by Holder in enforcing this Note. Maker hereby waives presentment, protest, demand, and notice of dishonor. (c) Amendment and Modification; Waiver. No purported amendment, modification or waiver of any provision hereof shall be binding unless set forth in a written document signed by the parties hereto (in the case of amendments or modifications) or by the party to be charged thereby (in the case of waivers). Any waiver shall be limited to the provision hereof in the circumstances or events specifically made subject thereto, and shall not be deemed a waiver of any other term hereof or of the same circumstance or event upon any reoccurrence thereof. (d) Entire Agreement. This Note, the Security Agreement, and the Redemption Agreement constitute the entire agreement of the parties relating to the subject matter of this Note and supersedes all other oral or written agreements relating thereto. (e) Severability. If any provision of this Note is deemed to be invalid by reason of the operation of law, or by reason of the interpretation placed thereon by any administrative agency or any court, Maker and Holder shall negotiate an equitable adjustment in the provisions of the same in order to effect, to the maximum extent permitted by law, the purpose of this and the validity and enforceability of the remaining provisions, or portions or applications thereof, shall not be affected thereby and shall remain in full force and effect. (f) Assignability. With the exception of assignments to Permitted Assigns, Holder may not assign its interest in this Note without the prior written consent of the Maker. Permitted Assigns shall include only Holder’s spouse, lineal descendants (and / or their spouses), or a trust for the benefit of any of the foregoing. Maker may not assign its interest in this Note without the prior written consent of the Holder. (g) Notices. Unless otherwise required under applicable law, all notices required under this Note shall be provided in the manner described in the Redemption Agreement. [Signature Page to Follow]

[Signature Page to Secured Subordinated Promissory Note] IN WITNESS WHEREOF, the undersigned have caused this Secured Subordinated Promissory Note to be duly executed and delivered effective as of the day and year first above written above. MAKER: CONTRAIL AVIATION SUPPORT, LLC /s/ Miriam Kuhn By: Miriam Kuhn Its: Chief Financial Officer HOLDER: OCAS, INC. /s/ Joseph Kuhn By: Joseph Kuhn Its: President 28154386v2